UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 30, 2005

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

John R. Hartley, age 39, was promoted to Senior Vice President and Corporate Controller of SAIC effective August 24, 2005. Mr. Hartley served as Vice President for Finance and Director of Accounting and has held various positions with SAIC’s finance organization since 2001. For twelve years prior thereto, he was with the accounting firm currently known as Deloitte & Touche LLP. He replaces Peter N. Pavlics who until this change had served as Corporate Controller since 1993.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: August 30, 2005	By:	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President General Counsel and Secretary

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